UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 18, 2011

BLUEKNIGHT ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Two Warren Place 6120 South Yale Avenue, Suite 500 Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (918) 237-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Swank Capital, LLC (“Swank Capital”) and Solus Alternative Asset Management LP (“Solus”) filed Schedule 13Ds with the Securities and Exchange Commission (the “SEC”) on January 5, 2011 and January 13, 2011, respectively, that disclosed such entity’s investment in Blueknight Energy Partners, L.P. (the “Partnership”) and contained copies of correspondence sent by such entity to Mr. James C. Dyer, IV, the Chief Executive Officer of the Partnership’s general partner and a member of its board of directors.

On January 18, 2011, Mr. Dyer delivered a written response to Swank Capital and Solus.  A copy of this letter is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

The letter filed as an exhibit hereto includes forward-looking statements. Statements included in such letter that are not historical facts (including, without limitation, any statements concerning plans and objectives of management for future operations or economic performance or assumptions related thereto) are forward-looking statements. Such forward-looking statements are subject to various risks and uncertainties. These risks and uncertainties are discussed in the Partnership’s filings with the SEC. If any of these risks or uncertainties materializes, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those expected. The Partnership undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Important information regarding certain items to be proposed to the Partnership’s unitholders for approval in connection with the refinancing transactions will be filed with the SEC.  In connection with such proposals and the related transactions, the Partnership will file a proxy statement and other documents with the SEC.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTNERSHIP, THE UNITHOLDER PROPOSALS AND RELATED TRANSACTIONS.  Investors and security holders may obtain copies of the proxy statement and other documents that the Partnership files with the SEC (when they are available) free of charge at the SEC’s web site at www.sec.gov.  The definitive proxy statement and other relevant documents may also be obtained (when available) free of charge on the Partnership’s web site at www.bkep.com or by directing a request to Blueknight Energy Partners, L.P., Two Warren Place, 6120 South Yale Avenue, Suite 500, Tulsa, Oklahoma 74136, Attention: Investor Relations.

The Partnership, its general partner and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from the unitholders of the Partnership in connection with the unitholder proposals and related transactions.  Information regarding the special interests of persons who may be deemed to be such participants in the unitholder proposals and related transactions will be included in the proxy statement when it becomes available.  Additional information regarding the directors and executive officers of the Partnership’s general partner is also included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009, and subsequent statements of changes in beneficial ownership on file with the SEC.  These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Blueknight Energy Partners, L.P. as described above.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Letter from Mr. James C. Dyer, IV, to Mr. Jerry Swank and Mr. Christopher Pucillo, dated as of January 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEKNIGHT ENERGY PARTNERS, L.P.
	By:	Blueknight Energy Partners G.P., L.L.C.
its General Partner

Date: January 18, 2011	By:	/s/ Alex G. Stallings
Alex G. Stallings
Chief Financial Officer and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Letter from Mr. James C. Dyer, IV, to Mr. Jerry Swank and Mr. Christopher Pucillo, dated as of January 18, 2011.